UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Credo Technology Group Holding Ltd
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL GENERAL MEETING OF
CREDO TECHNOLOGY GROUP HOLDING LTD
To Be Held on October 17, 2023
The 2023 Annual General Meeting (the “Annual Meeting”) of Credo Technology Group Holding Ltd, a Cayman Islands exempted company, is scheduled to be held on Tuesday, October 17, 2023, at 1:00 p.m. Pacific Time both virtually via the internet and in person at Credo Semiconductor Inc., 110 Rio Robles, San Jose, California 95134.

The Annual Meeting will also be held virtually via live audio-only webcast at www.meetnow.global/MQV96L7, but the physical location of the Annual Meeting will remain at the location specified above for the purposes of the Company’s amended and restated memorandum and articles of association (the “Articles”). If you attend the Annual Meeting virtually, you will be able to vote your ordinary shares electronically by Internet and submit questions online during the meeting by logging in to the website specified above using the control number provided directly by Computershare Trust Company, N.A. ("Computershare") if you are a shareholder of record as described in the “Questions and Answers About Our Annual Meeting” (the “Q & A”) section under “If I am a shareholder of record, how do I vote my shares?” below, or if you hold shares through a broker, by following the instructions to obtain a legal proxy and submitting it to Computershare for a control number as outlined in the Q & A under “How do I register to attend the Annual Meeting virtually?”.
The purposes of the Annual Meeting are:
1.To elect the three (3) Class II director nominees to hold office until the earlier of the 2026 Annual General Meeting (the “2026 Annual Meeting”) or their resignation or removal;
2.To select, on an advisory basis, the frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers; and
3.To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending April 27, 2024.
In addition, shareholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote in their discretion the shares represented by all properly executed proxies.
The foregoing items of business are more fully described in the proxy statement accompanying this notice of the Annual Meeting.
We have established the close of business, Pacific Time, on August 16, 2023, as the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Only holders of ordinary shares as of the record date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Execution of a proxy will not in any way affect your right to attend and vote at the Annual Meeting, and any person giving a proxy has the right to revoke it at any time before it is exercised. Each shareholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf.

Our Board recommends that you vote: FOR the Board’s nominees for directors; ONE YEAR, on an advisory basis, for the frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers; and FOR the ratification of the appointment of our independent registered public accounting firm.
In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of shareholders to be held by means of remote communication under the Articles or Cayman Islands law, or that otherwise makes it advisable to adjourn the Annual Meeting, the chair or secretary of the Annual Meeting will convene the meeting at 1:00 p.m. Pacific Time on the date specified above at Credo Semiconductor Inc., 110 Rio Robles, San Jose, California 95134 solely for the purpose of adjourning the meeting to reconvene at a date, time and physical and virtual locations announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement in the Investor Relations section of our website at https://investors.credosemi.com.
Your attention is directed to the accompanying proxy statement. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. For specific voting instructions, please refer to the information provided in the following proxy statement, together with your proxy card or the voting instructions you receive by mail or email or that are provided via the Internet or by your broker.
BY ORDER OF THE BOARD OF DIRECTORS

WILLIAM J. BRENNAN
President, Chief Executive Officer and Director
August 21, 2023
Important notice regarding the availability of proxy materials for the Annual Meeting:
The proxy statement and the financial and other information contained in our annual report are available on the Internet and may be viewed at www.edocumentview/CRDO.

PROXY STATEMENT
FOR
ANNUAL GENERAL MEETING OF CREDO TECHNOLOGY GROUP HOLDING LTD
August 21, 2023

INTRODUCTION
This proxy statement and the accompanying proxy materials are being furnished in connection with the solicitation by the board of directors (the “Board”) of Credo Technology Group Holding Ltd, a Cayman Islands exempted company, of proxies for use at our 2023 Annual General Meeting (referred to herein as the “Annual Meeting” or the “meeting”) scheduled to be held at 1:00 p.m. Pacific Time, on Tuesday, October 17, 2023 at Credo Semiconductor Inc., 110 Rio Robles, San Jose, California 95134 and virtually via the Internet at www.meetnow.global/MQV96L7. We are also planning for the Annual Meeting to be held virtually over the Internet, but the physical location of the Annual Meeting will remain at the location specified above for the purposes of the Company’s amended and restated memorandum and articles of association (the “Articles”).
INFORMATION REGARDING THE ANNUAL MEETING
General
This proxy statement contains information about the meeting and was prepared by our management at the direction of our Board. Our Board supports each action for which your vote is solicited.
Our Board asks you to appoint Daniel Fleming, our Chief Financial Officer, and Adam Thorngate-Gottlund, our General Counsel and Secretary, as your proxy holders to vote your shares at the meeting. You may make this appointment by properly completing the proxy as described below. If appointed by you, your shares represented by a properly completed proxy received by us will be voted at the meeting in the manner specified therein or, if no instructions are marked on the proxy, your shares will be voted as described below. Although management does not know of any other matter to be acted upon at the meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the proxy card in the manner the proxy holders deem appropriate for any other matters that may properly come before the meeting.
We maintain our principal executive offices in the Cayman Islands at Credo Technology Group Holding Ltd, c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. Our telephone number is (408) 664-9329.
Record Date and Shares Outstanding
The record date for the Annual Meeting has been set as the close of business, Pacific Time, on August 16, 2023 (the “Record Date”). Only shareholders of record as of such date will be entitled to notice of and to vote at the meeting. On the Record Date, there were 149,999,216 ordinary shares, par value $0.00005 per share (each, an “ordinary share” or “share”), issued and outstanding. In accordance with our Articles, each ordinary share is entitled to one vote on each of the proposals to be voted on at the meeting. Shares held as of the Record Date include ordinary shares that are held directly in your name as the shareholder of record and those shares held for you as a beneficial owner through a broker, bank or other nominee.

In this proxy statement, we refer to the fiscal year ending April 30, 2022 as fiscal 2022 and the fiscal year ending April 29, 2023 as fiscal 2023.

As used in this proxy statement, references to “Company,” “we,” “us” and “our” refer to Credo Technology Group Holding Ltd.
QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING
Q: Why am I receiving these proxy materials?
A: We have made these materials available to you on the Internet or, upon your request, have delivered printed versions of these materials to you by mail, in connection with our solicitation of proxies for use at the Annual Meeting to be held at 1:00 p.m. Pacific Time on Tuesday, October 17, 2023. These materials were first sent or given to shareholders on or about August 21, 2023. You are invited to attend the Annual Meeting and are asked to vote on the proposals described in this proxy statement.

Q: What is included in these proxy materials?
A: These proxy materials include:
•The notice of the Annual Meeting;
•Our proxy statement for the Annual Meeting; and
•Our 2023 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended April 29, 2023, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 23, 2023.
If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.
Q: What proposals will be considered at the meeting?
A: The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying notice of the Annual Meeting and include:

1.To elect the three (3) Class II director nominees to hold office until the earlier of the 2026 Annual Meeting or their resignation or removal;

2.To select, on an advisory basis, the frequency of future shareholder advisory votes on the compensation of our named executive officers; and
3.To ratify the selection of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for our fiscal year ending April 27, 2024.
If any other matters properly come before the meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote in their discretion the shares represented by all properly executed proxies.

Q: How does our Board recommend that I vote on the proposals?
A: At the Annual Meeting, our Board recommends our shareholders vote:

1.FOR the election of the three (3) Class II director nominees listed in Proposal No. 1 (see Proposal No. 1);

2.ONE YEAR, on an advisory basis, for the frequency of future shareholder votes on the compensation of our named executive officers (see Proposal No. 2); and
2.FOR the ratification of the selection of Ernst & Young as our independent registered public accounting firm for our fiscal year ending April 27, 2024 (see Proposal No. 3).
Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of the proxy materials? How may I obtain a paper copy of the proxy materials?
A: The SEC has adopted rules to allow companies to post proxy materials on the Internet and provide only a Notice of Internet Availability of Proxy Materials to shareholders. We have elected to provide access to our proxy materials primarily over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to all of our shareholders of record. If your shares are held in “street name,” your bank or brokerage firm will provide the Notice. All shareholders receiving the Notice will have the ability to access the proxy materials over the Internet and request a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, the Notice contains instructions on how you may request access to proxy materials in printed form by mail or electronically on an ongoing basis. The Notice also instructs you how to submit your proxy electronically over the Internet or by mail.
Q: How can I get electronic access to the proxy materials?
A: The Notice will provide you with instructions regarding how to:
•View the proxy materials for the Annual Meeting on the Internet, and
•Instruct us to send future proxy materials to you by email.
Our proxy materials are also available on the Investor Relations section of our website at https://investors.credosemi.com. None of the materials on or accessible through our website other than the proxy materials are part of this proxy statement or incorporated by reference herein.
Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual general meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
Q: Who can vote?
A: The Record Date for the Annual Meeting has been set as the close of business, Pacific Time, on August 16, 2023. Only shareholders of record as of such date will be entitled to notice of and to vote at the meeting. On the Record Date, there were 149,999,216 ordinary shares issued and outstanding. Each ordinary share is entitled to one vote on each director nominee and on each of the other proposals to be voted on at the meeting. Shares held as of the Record Date include shares that are held directly in your name as the shareholder of record and those shares held for you as a beneficial owner through a broker, bank or other nominee.
Q: What should I do now to vote?
A: You may vote your shares either by voting online or in person at the meeting or by submitting a completed proxy via the Internet, telephone or mail before the meeting. After carefully reading and considering the information contained in this proxy statement, please follow the instructions as summarized below, depending on whether you hold shares directly in your name as shareholder of record or you are the beneficial owner of shares held through a broker, bank or other nominee. Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between the procedures for voting shares held of record and those owned beneficially.
Q: If my shares are held in “street name” by my broker, bank or other nominee, how do I vote my shares?
A: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in “street name,” and the Notice will, subject to the terms made between you and the shareholder of record, be forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, the shareholder of record. Your bank, broker or other nominee, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your bank, broker or other nominee provides you. Many banks and brokerage firms also offer the option of submitting voting instructions over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on a voting instruction form.
If your shares are held in “street name,” your voting instruction form that you receive from your bank, broker or other nominee provides a link where you may vote those shares. Otherwise, you should contact your bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
Q: If I am a shareholder of record, how do I vote my shares?
A: If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (our “Transfer Agent” or “Computershare”), you are considered the shareholder of record with respect to those shares, and the Notice was sent directly to you.
There are four ways to vote:
During the Annual Meeting
•Virtually. You may attend the Annual Meeting virtually and vote using the virtual meeting platform.
In advance of the Annual Meeting
•By Telephone. You may submit your proxy by calling the toll-free number provided in the proxy card (which must be submitted by the deadline in the proxy card).
•Via the Internet. You may submit your proxy via the Internet by following the instructions provided in the Notice (which must be submitted by the deadline in the Notice).
•By Mail. If you request printed copies of the proxy materials by mail, you may submit your proxy by filling out the proxy card and sending it back in the envelope provided (which must be received before votes are cast at the Annual Meeting).
Please be aware that if you issue a proxy or give voting instructions by telephone or via the Internet, you may incur costs such as telephone or Internet access charges for which you will be responsible.

Q: What happens if I do not cast a vote?
A: Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Beneficial owners — If you hold your shares in “street name,” it is critical that you instruct your broker, bank or other nominee to cast your votes if you want them to count in the election of three class II directors (Proposal No. 1) and the advisory vote on the frequency of future shareholder advisory votes on the compensation of the named executive officers (Proposal No. 2). The term “broker non-vote” refers to shares held by a broker or other nominee (for the benefit of its client) that are represented at the meeting but with respect to which such broker, bank or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers, banks and nominees do not have discretionary voting authority on non-routine matters (including Proposals Nos. 1 and 2) and accordingly may not vote on such matters absent instructions from you as the beneficial holder. Thus, if you hold your shares in “street name,” and you do not instruct your broker, bank or other nominee on how to vote in the election of three class II directors (Proposal No. 1) and the advisory vote on the frequency of future shareholder advisory votes on the compensation of our named executive officers (Proposal No. 2), no votes will be cast on your behalf on such matters.
The proposal at the Annual Meeting to ratify the appointment of Ernst & Young as our independent registered public accounting firm for our fiscal year ending April 27, 2024 (Proposal No. 3) is considered a routine matter for which brokerage firms may vote uninstructed shares. It is important to us that you affirmatively instruct your bank, broker or other nominee how to vote on all matters, but particularly for the matters in Proposals Nos. 1 and 2 since they are expected to be non-routine matters as described above.
Shareholders of record — If you are a shareholder of record and you do not cast your vote or submit a proxy, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. However, if you sign and return the proxy card with no further instructions, the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement and, as the proxy holders, may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. A shareholder may also abstain from voting on any proposal. An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Pursuant to our Articles, abstentions have no effect on the outcome of the Proposals.
Q: How are votes counted?
A: Each share held by a shareholder as of the Record Date is entitled to one vote. There is no cumulative voting in the election of directors. All votes will be tabulated by the inspector of elections appointed for the meeting, who will count the votes, determine the existence of a quorum and the validity of proxies and ballots, and certify the results of the voting.
Q: How can I change or revoke my proxy after I have submitted it?
A: If you are a shareholder of record, you may change or revoke your proxy at any time before it is voted at the Annual Meeting by (1) Internet or telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), or by (2) signing and returning a new proxy card with a later date. Shareholders of record may also change or revoke their proxies by attending the Annual Meeting virtually and voting using the virtual platform.

If you are a beneficial owner and submitted voting instructions to your broker, bank or other nominee, please refer to the instructions provided by your broker, bank or other nominee on how to change your vote.
Q: What if other matters come up at the meeting?
A: The matters described in this proxy statement are the only matters that we know of that will be voted on at the meeting. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.
Q: Can I attend the Annual Meeting?
A: The Annual Meeting will be held virtually via live audio-only webcast, and we kindly request that you do not attend in person. We have structured the Annual Meeting to provide substantially the same rights that shareholders would have at an in-person meeting. If you are a shareholder of record or a beneficial owner who has properly registered to attend the Annual Meeting pursuant to the instructions under “Q: How do I register to attend the Annual Meeting virtually?”, you will be able to vote your Credo ordinary shares electronically via the Internet and submit questions online during the meeting by logging in to www.meetnow.global/MQV96L7 using the unique control number included on your proxy card or voting instruction form.

You may attend the Annual Meeting in person at 110 Rio Robles, San Jose, California 95134. If you choose to attend the meeting in person, please arrive at least a half hour prior to the start of the Annual Meeting. Please be prepared to show government identification upon arrival. A company employee will meet you in the front lobby and ask you to check in.
You are entitled to participate in the Annual Meeting only if you were a shareholder at the close of business on the Record Date.
Q: How do I register to attend the Annual Meeting virtually?
A: If you are a registered shareholder (i.e., you hold your shares through our Transfer Agent), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker or other nominee, you must register in advance to attend the Annual Meeting virtually on the Internet or in person by submitting proof of your proxy power (“legal proxy”) reflecting your Company holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on October 12, 2023 (three business days in advance of the meeting). You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
By email
Forward the email from your broker or other nominee, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail
Computershare
Credo Technology Group Holding Ltd Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Q: How can I submit a question at the Annual Meeting?
A: If you wish to submit a question during the Annual Meeting, you may visit www.meetnow.global/MQV96L7 and enter your question(s). We will answer questions and address comments relevant to meeting matters that comply with the meeting rules of conduct during the Annual Meeting, subject to time constraints. We will summarize multiple questions submitted on the same topic. We will try to respond to all appropriate questions during the meeting, as time permits.
If there are matters of individual concern to a shareholder and not of general concern to all shareholders, or if a question posed was not otherwise answered, we provide an opportunity for shareholders to contact us separately after the Annual Meeting through the Investor Relations section of the Company’s website at https://investors.credosemi.com.
Q: What if I have technical difficulties or trouble accessing the virtual Annual Meeting?
A: The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins.
Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call 1-888-724-2416.
Q: What quorum is required for action at the meeting?
A: The presence of a majority of the voting power of the ordinary shares outstanding and entitled to vote at the meeting, present or represented by proxy, shall constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. In the event there are not sufficient shares present for a quorum at the time of the Annual Meeting, the meeting will stand adjourned as may be determined by our Board in accordance with the Articles to permit the further solicitation of proxies.
Q: What vote is required to approve each proposal?
A: Each of Proposals Nos. 1, 2 and 3 requires the approval of an ordinary resolution, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes will be entirely excluded from each of the votes and will have no effect on the outcome of this proposal.
Q: What does it mean if I receive more than one Notice or email about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

A: If you receive more than one Notice, more than one email or more than one paper copy of the proxy materials, it means that you have shares held in multiple accounts with your brokers or the Transfer Agent. Please vote all of these shares. For all of your shares to be voted by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and do so for all shares represented by each Notice and email that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices or emails). We encourage you to have all your shares registered in the same name and address. You may do this by contacting your broker or the Transfer Agent.
Q: What is the contact information for our Transfer Agent?
A: Contact information for our Transfer Agent is as follows:

Computershare Shareholder Services Call Center
Toll Free: (800) 736-3001, option 1	150 Royall St, Suite 101
Local & International: (781) 575-3100, option 1	Canton, MA 02021
Hours: 8 a.m. – 8 p.m. ET Monday to Friday	Email: https://www.us.computershare.com/investor/Contact
Q: Who is making and paying for this proxy solicitation?
A: This proxy is solicited on behalf of our Board. We will pay the cost of distributing this proxy statement and related materials as well as the cost of soliciting proxies. We will also reimburse brokers, banks and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of shares or other persons for whom they hold shares. We have retained Georgeson LLC to assist us in the solicitation of proxies, and we have agreed to pay them a fee of approximately $11,000, plus reasonable expenses, for these services. In addition, to the extent necessary to ensure sufficient representation at the meeting, we may solicit the return of proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy without delay.
Q: How can I find out the results of the voting at the Annual Meeting?
A: We plan to announce preliminary voting results at the meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days of the meeting. If the final voting results are not available within four business days after the meeting, we will provide the preliminary results in the Form 8-K and the final results in an amendment to the Form 8-K within four business days after the final voting results are known to us.
Q: Who should I call if I have questions about the Annual Meeting?
A: You should contact the following:
Dan O'Neil
Vice President, Corporate Development & Investor Relations
Credo Semiconductor Inc.
110 Rio Robles
San Jose, CA 95134
Email: ir@credosemi.com

PROPOSAL NO. 1
ELECTION OF THREE CLASS II DIRECTORS
Class II Director Nominees (Term Expiring in 2026)
Our Articles provide that our Board shall consist of such number of directors as fixed by the directors from time to time unless increased or decreased from time to time by the directors or the Company in general meeting. Our Board is currently comprised of eight directors, who are divided into three staggered classes, designated as Class I, Class II and Class III. At each annual general meeting of shareholders, a class of directors will be elected for a three-year term to succeed the class of directors whose terms are then expiring. Class I directors consist of William (Bill) Brennan, Chi Fung Cheng and Yat Tung Lam; Class II directors consist of Pantas Sutardja, David Zinsner and Sylvia Acevedo; and Class III directors consist of Manpreet Khaira and Lip-Bu Tan.
After discussing with each director their interest in continuing to serve as directors of the Company, the Nominating and Corporate Governance Committee of our Board (the “NCG Committee”) has recommended, and our Board has nominated, Pantas Sutardja, David Zinsner and Sylvia Acevedo for election as Class II directors at the Annual Meeting to serve for three-year terms expiring at our 2026 Annual Meeting or until their earlier death, resignation or removal. All of our Class II director nominees are currently directors. In the event that any new nominees are appointed as Class II directors after this Annual Meeting, they will be required to stand for election at our 2026 Annual Meeting and every third annual general meeting thereafter, if nominated to do so.
As part of our goal of building a diverse board, the NCG Committee seeks highly qualified diverse candidates to add to the Board. As a result, the total number of directors may subsequently increase in the future in accordance with the provisions of our Articles.
Biographical information for each of the Class II director nominees may be found immediately following this proposal. We have been advised that each of our Class II director nominees is willing to be named as such herein, and each of the Class II director nominees is willing to serve as a director if elected. However, if one or more of the Class II director nominees should be unable or, for good cause, unwilling to serve as a director, the proxy holders may vote for a substitute nominee recommended by the NCG Committee and approved by our Board or the Board may reduce its size.
Board Recommendation and Required Vote
Our Board unanimously recommends that you vote FOR each Class II director nominee identified below.
Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the election of each such nominee. Assuming the presence of a quorum, our Articles require that, in an uncontested election (such as the Annual Meeting), a director nominee will be elected only if such director nominee receives the approval of an ordinary resolution, which requires the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting with respect to his or her election (that is, the number of votes cast “for” that nominee exceeds the number of votes withheld from that nominee) at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome.

Name	Age(1)	Position(s)	Class	Director Since
Director Nominees:
Pantas Sutardja	60	Independent Director	II	2015
David Zinsner	54	Independent Director	II	2019
Sylvia Acevedo	65	Independent Director	II	2021
Continuing Directors:
William (Bill) Brennan	59	President, Chief Executive Officer and Director	I	2014
Chi Fung Cheng	54	Chief Technical Officer and Director	I	2014
Yat Tung Lam	57	Chief Operating Officer and Director	I	2014
Lip-Bu Tan	63	Independent Director	III	2019
Manpreet Khaira	57	Independent Director	III	2021

(1) The age of each director nominee and continuing director is provided as of the Record Date.

Board Diversity
In connection with nominating Class II directors for election at the Annual Meeting and periodically throughout the year, our NCG Committee considers the composition of the Board, including the right diversity, mix of characteristics and skills for the optimal functioning of the Board in its oversight of our company. Members of our Board self-identify as set forth in the table below.

Board Diversity Matrix
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	5	—	—
Hispanic of Latinx	1	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	2	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1
Did Not Disclose Demographic Background	—

Below the biography of each nominee and continuing director, we have included an assessment of the skills and experience of such nominee or continuing director that led to the conclusion he or she should serve as a director, in light of the Company’s business and structure.
Biographical Information Concerning the Class II Director Nominees
Pantas Sutardja has served as a member of our Board since August 2015. Mr. Sutardja is the founder and has served as Chief Executive Officer of LatticeWork Inc., a consumer electronics company, since 2013. Prior to Credo, Mr. Sutardja co-founded Marvell Technology, Inc. ("Marvell") and served in various positions from January 1995 to February 2014, starting as VP of Engineering and finishing as Chief Technology Officer. He also served on the board of directors at Marvell from January 1995 to February 2013. He received his PhD degree in Electrical Engineering and Computer Science from the University of California, Berkeley.
We believe Mr. Sutardja’s prior experience at Marvell, his service on its board of directors and his service as the Chief Executive Officer of Latticework qualify him to serve on our Board.
David Zinsner has served as a member of our Board since October 2019. Mr. Zinsner has served as Executive Vice President and Chief Financial Officer of Intel Corporation since January 17, 2022. He previously served as Chief Financial Officer and Senior Vice President at Micron Technology Inc., a publicly-traded semiconductor company, from February 2018 to January 2022. Mr. Zinsner served as the President and Chief Operating Officer of Affirmed Networks Inc., a software company, from April 2017 to February 2018. From January 2009 to April 2017, Mr. Zinsner served as the Senior Vice President of Finance and Chief Financial Officer of Analog Devices, Inc., a multinational semiconductor company. From July 2005 to January 2009, Mr. Zinsner served as the Senior Vice President and Chief Financial Officer of Intersil Corporation, a semiconductor company. Mr. Zinsner holds an M.B.A., Finance and Accounting from Vanderbilt University and a B.S. in Industrial Management from Carnegie Mellon University.
We believe Mr. Zinsner’s financial expertise, and his experience as Chief Financial Officer of Intel, qualify him to serve on our Board.
Sylvia Acevedo has served as a member of our Board since December 2021. Ms. Acevedo previously served as Chief Executive Officer of Girl Scouts of the United States of America (GSUSA) from June 2016 to August 2020 and as a member of the GSUSA board of directors from October 2008 to June 2016. She served as an Educational Commissioner during the Obama Administration, from May 2011 to January 2016. Previously, Ms. Acevedo had been a technology executive at several technology companies, including Dell Technologies Inc. from June 1997 to June 2001, Autodesk, Inc. from August 1992 to June 1996, Ungermann-Bass Inc. from March 1990 to July 1992 and Apple Inc. from 1988 to 1990. She was one of four founders of Reba Technologies from 2001 to 2002, and was the Chief Executive Officer of CommuniCard LLC, a professional services firm, from October 2002 to March 2013. She has also served as a member of the board of directors of Qualcomm Technologies, Inc., a public technology corporation, since November 2020, and has served as a member of the Governance Committee since November 2020. Ms. Acevedo received a B.S. in Engineering from New Mexico State University and M.S. in Engineering from Stanford University.
We believe Ms. Acevedo’s experience as an executive of large semiconductor companies and her public company board experience qualify her to serve on our Board.
Class III Directors Continuing in Office Until the 2024 Annual General Meeting

Lip-Bu Tan has served as a member of our Board since October 2019. Mr. Tan served on the board of directors of Cadence Design Systems, Inc. ("Cadence"), a multinational computational software company, from 2004 to 2023, as Executive Chair of its board of directors from 2022 to 2023 and as Chief Executive Officer from 2009 to 2021. From January 2009 to November 2017, Mr. Tan also served as President of Cadence. In 1987, Mr. Tan founded Walden International, an international venture capital firm, and has served as its Chairman since its founding. Mr. Tan also serves as a director of Schneider Electric SE, a multinational energy company, and Intel Corporation, a multinational semiconductor chip manufacturer. He previously served on the boards of directors of SoftBank Group Corp., a multinational holding company, from 2020 to 2022 and Hewlett Packard Enterprise Company, a technology company, from 2015 to 2021. Mr. Tan served as a director of Flextronics International Ltd. from 2003 to 2012, Inphi Corporation, a semiconductor component company, from 2002 to 2012, SINA Corporation, a Chinese technology company, from 1999 to 2015, Ambarella, Inc., a fabless semiconductor design company, from 2004 to 2017, Quantenna Communications, Inc., a communication device company, from 2015 to 2018, Semiconductor Manufacturing International Corporation, a semiconductor manufacturing company, from 2001 to 2018, Aquantia Corp., a manufacturer of high-speed transceivers, from 2015 to 2019 and Advanced Micro-Fabrication Equipment Inc. China, a China-based global semiconductor microfabrication equipment company, from 2005 to 2020.
We believe Mr. Tan’s extensive experience serving on public company boards of directors qualify him to serve on our Board.
Manpreet Khaira has served as a member of our Board since September 2021. Mr. Khaira has served as Vice President and General Manager of Skyworks Solutions, Inc., a publicly-traded innovator of high-performance analog semiconductors connecting people, places and things, since August 2018, when it acquired Avnera Corporation, a manufacturer of low-power analog systems-on-chip technology for audio, voice, speech and sensor applications, which Mr. Khaira co-founded and where he has served as Chairman, President and Chief Executive Officer since November 2003. Previously, Mr. Khaira co-founded and served as Chairman, President and Chief Executive Officer of Mobilian Corporation, a wireless systems company, from February 1999 to November 2003, when it was acquired by Intel. He received his M.S. in Computer Science from Carnegie Mellon University and his B.S. in Computer Science and Engineering from the Indian Institute of Technology, Kharagpur, India.
We believe Mr. Khaira’s experience as a founder and executive of high-growth semiconductor companies qualify him to serve on our Board.
Class I Directors Continuing in Office Until the 2025 Annual General Meeting
William (Bill) Brennan has served as our Chief Executive Officer and as a member of our Board since September 2014 and previously served as the Chief Executive Officer and a member of the board of directors of our predecessor entity from December 2013 to September 2014. Prior to joining Credo, Mr. Brennan served as Executive Vice President of Vital Connect, Inc., a biosensor technology company, where he was responsible for business strategy and partner development, from August 2011 to November 2013. Mr. Brennan also served as Vice President in the storage business unit of Marvell, which develops and produces semiconductors and related technology, from May 2000 to August 2011. Prior to joining Marvell, Mr. Brennan served as an Account Manager with Texas Instruments Incorporated, a technology company that designs and manufactures semiconductors and various ICs, from June 1986 to January 1993. Mr. Brennan received his B.S. in Electrical Engineering and Computer Science from the University of Colorado.

We believe Mr. Brennan’s career in the semiconductor industry, including his experience at Marvell, qualify him to serve on our Board.
Chi Fung (Lawrence) Cheng has served as our Chief Technology Officer and a member of our Board since September 2014 and previously served as the Chief Technology Officer and a member of the board of directors of our predecessor entity from September 2008 to September 2014. Prior to co-founding Credo, Mr. Cheng served as an Engineering Director of analog design for Marvell from November 1997 to August 2008. From 1994 to 1997, Mr. Cheng served as Staff Engineer at Actel Corporation, a manufacturer of integrated circuits. Mr. Cheng received an M.S. in Electrical Engineering from Purdue University.
We believe Mr. Cheng’s technical expertise and his experience at Marvell qualify him to serve on our Board.
Yat Tung (Job) Lam has served as our Chief Operating Officer and a member of our Board since September 2014. Mr. Lam served as Chief Executive Officer, Chief Operating Officer and a member of the board of directors of our predecessor entity from August 2008 to November 2013, November 2013 to September 2014 and August 2008 to September 2014, respectively. Prior to founding Credo, Mr. Lam served in various roles for Marvell, from Senior Design Engineer when he started in June 1997 to Senior Design Engineering Director by the time he left in August 2008. Mr. Lam also served as a member of the technical staff at Amlogic, Inc., a fabless manufacturing company, from May 1996 to June 1997, and as a Senior Design Engineer at Integrated Device Technology, Inc., which designs, manufactures and markets semiconductor solutions, from May 1993 to June 1996. Mr. Lam holds a B.S. in Electrical Engineering from Oklahoma State University and an M.S. in Electrical Engineering from University of Minnesota.
We believe Mr. Lam’s experience at Marvell qualifies him to serve on our Board.

CORPORATE GOVERNANCE AND
MATTERS RELATED TO OUR BOARD OF DIRECTORS
This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our Corporate Governance Guidelines, the charters of the committees of the Board and our Code of Business Conduct and Ethics, each described below, can be found in the Governance section of the Investor Relations section of our website at investors.credosemi.com. Alternatively, you can request a copy of any of these documents free of charge by writing to Adam Thorngate-Gottlund, General Counsel and Secretary, c/o Credo Semiconductor Inc., 110 Rio Robles, San Jose, California 95134. Information on or accessible through our website is not incorporated by reference in this proxy statement.
Director Independence
The majority of our Board is “independent” as such term is defined by the rules and regulations of Nasdaq and the Securities and Exchange Commission (the “SEC”). Our current Board consists of eight directors, three of whom are currently employed by the Company (Messrs. Brennan, Cheng and Lam). None of our employee directors are currently up for reelection at this Annual Meeting. The Board has determined that, among the non-employee directors, each of Ms. Acevedo and Messrs. Sutardja, Zinsner, Tan and Khaira are independent. For a director to be considered independent, our Board must affirmatively determine that neither the director nor any member of his or her immediate family has had any direct or indirect material relationship with us within the previous three years. In evaluating the independence of our non-employee directors, the Board considered certain transactions, relationships and arrangements between us and various third parties with which certain of our independent directors are affiliated, and determined that such transactions, relationships and arrangements were not material and did not interfere with such directors’ exercise of independent judgment in carrying out their responsibilities as directors. There are no family relationships between any director and any of our executive officers.
Board Leadership Structure
At the present time, the roles of Chief Executive Officer and Chair of the Board are separate, but our Corporate Governance Guidelines do not require the Board to have such distinct roles. In October 2019, Lip-Bu Tan was appointed to the Board, and in December 2021, Mr. Tan was designated as non-executive Chair. Because we have an independent, non-executive Chair, the independent directors on the Board have not designated a lead independent director. Further, as stated in our Corporate Governance Guidelines, the Board does not believe it appropriate or necessary in serving the best interests of the Company to designate a lead director. The Chair of the Board and the Chief Executive Officer are free, as is the Board as a whole, to call upon any one or more directors to provide leadership in a given situation should a special need arise. The independent directors of the Board may designate a director as the presiding director to lead the meetings of the non-management directors. If any non-management directors are not considered independent directors, the independent directors of the Board will also hold additional meetings of the independent directors. The appointment of a presiding director may also be rotated among the chairs of the independent committees of the Board. Currently, our separate Chair and Chief Executive Officer roles enable our independent Chair to oversee our Board and corporate governance matters and our Chief Executive Officer to lead the Company’s business. This structure facilitates effective oversight and further strengthens our Board’s independent leadership and commitment to enhancing shareholder value and sound governance practices.
Board’s Role in Risk Oversight

Our Board has an active role, as a whole and also at the committee level, in overseeing management of our risks. Our Board regularly reviews information regarding our liquidity, intellectual property, significant litigation matters and operations, as well as the risks associated with each of such items. For example, the General Counsel reviews litigation and legal matters quarterly with the Board. Our Compensation Committee is responsible for reviewing with management the Company’s major compensation-related risk exposures. The Audit Committee reviews and discusses with management its program to identify, assess, manage and monitor significant business risks of the Company, including financial, operational, privacy, cybersecurity, business continuity, legal and regulatory, compliance and reputational risks. The NCG Committee manages risks associated with the independence of our Board, potential conflicts of interest and overseeing Board performance. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.
During fiscal 2023, our Board received reports on the most important strategic issues and risks facing the Company. In addition, our Board and its committees receive regular reports from our head of internal audit, our General Counsel and other senior management regarding enterprise risk management, litigation and legal matters, compliance programs and risks and other applicable risk-related policies, procedures and limits. We believe that our leadership structure supports our risk oversight function. As indicated above, certain important categories of risk are assigned to committees that review, evaluate and receive management reports on risk.
Board Meeting Attendance
There were no meetings of our Board in fiscal 2023 as all actions were taken via unanimous written consent. The number of meetings of each committee of the Board is set forth below under “Committees of our Board.” Each of our current directors attended 100% of the total number of meetings of the committee on which such director served during the period such director served on the committee. The independent directors met regularly in executive session in fiscal 2023 without the presence of the non-independent directors or members of our management.
Annual General Meeting Attendance
Although directors are encouraged to attend our annual general meetings, we do not have a formal policy requiring such attendance.
Committees of Our Board
Our Board has three standing committees: the Audit Committee, the Compensation Committee and the NCG Committee. Committee membership as of the Record Date was as follows:

Name	Audit	Compensation	NCG
Sylvia Acevedo	—	—	Chair
Manpreet Khaira	Member	Member	—
Pantas Sutardja	—	—	Member
Lip-Bu Tan	Member	Chair	—
David Zinsner	Chair	—	—
Our Board has adopted written charters for each of these committees, and copies of the charters can be found in the Governance section of the Investor Relations section of our website at investors.credosemi.com. Each of the committee charters is reviewed annually by the respective committee, which may recommend appropriate changes for approval by our Board. None of the material on or accessible through our website is part of this proxy statement or is incorporated by reference herein. During fiscal 2023, our Audit Committee held seven meetings, our Compensation Committee held one meeting and our NCG Committee did not hold meetings. Each committee reviewed and approved relevant proposals through unanimous written consents for fiscal 2023.
Audit Committee
The Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee’s purpose is to assist our Board in overseeing the quality and integrity of our accounting, auditing and reporting practices and our compliance with legal and regulatory requirements. The Audit Committee also, among other things, reviews financial reporting filings with the SEC prior to issuance, appoints and ensures the independence of our independent registered public accounting firm, oversees our internal audit function and the independent registered public accounting firm and reviews and discusses with management and our independent registered public accounting firm the adequacy and effectiveness of our internal control over financial reporting as reported by management. The Audit Committee is also responsible for establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters and assisting the Board in its review of any related party transactions. The Audit Committee has historically met two to three times each quarter and at such additional times as are necessary or advisable.
The members of our Audit Committee are Messrs. Khaira, Tan and Zinsner. Mr. Zinsner is the chair of our Audit Committee. Our Board has determined that each member of the Audit Committee meets the applicable independence and financial literacy requirements of the current Nasdaq listing standards and SEC rules and regulations. Our Board has also determined that Messrs. Tan, Zinsner and Khaira are “audit committee financial experts” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”).
Compensation Committee
The Compensation Committee has the authority to determine the compensation for our Chief Executive Officer and all other executive officers. In addition, the Compensation Committee is responsible for reviewing the Company's management succession planning and administering incentive compensation and equity-based award programs for non-executive employees and reviewing and recommending changes to such plans. Under the Compensation Committee charter, the Compensation Committee may delegate the authority to make grants and awards of share rights or options to non-Section 16 officers in accordance with the terms of such plans. The Compensation Committee may also delegate its authority to subcommittees or the Chair as it deems appropriate from time to time.
The members of our Compensation Committee are Messrs. Khaira and Tan. Mr. Tan is the Chair of our Compensation Committee. Our Board has determined that each member of the Compensation Committee meets the applicable independence requirements of Nasdaq and the SEC. In addition, each member of the Compensation Committee is a “non-employee director” under Section 16 of the Exchange Act.

Nominating and Corporate Governance Committee
The NCG Committee is responsible for developing and implementing policies and practices relating to corporate governance, including evaluating and monitoring implementation of our Corporate Governance

Guidelines. The NCG Committee also reviews director compensation and recommends any changes to the Board, studies and reviews with the Board the size and composition of our Board and its committees and screens and recommends candidates for election to our Board.
The members of our NCG Committee are Ms. Acevedo and Mr. Sutardja. Ms. Acevedo is the Chair of our NCG Committee. Our Board has determined that each member of the NCG Committee meets the general independence requirements of Nasdaq and the SEC.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee who served during fiscal 2023 is a current or former officer or employee of us or our subsidiaries or had any relationship with us not otherwise disclosed herein under applicable SEC rules. In addition, to our knowledge, there are no compensation committee interlocks between us and other entities involving our executive officers or directors who serve as executive officers or directors of such other entities.
Identifying and Evaluating Nominees for Director
In connection with nominating directors for election at annual general meetings and as needed throughout the year, the NCG Committee periodically reviews the composition of the Board in light of current challenges and needs of the Board and its committees and determines whether it may be appropriate to add or remove individuals after considering, among other things, issues of judgment, diversity, age, skills, background and experience. Although the NCG Committee does not have a formal policy regarding diversity on the Board, the NCG Committee is sensitive to the importance of nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board.
Once the NCG Committee and the Board determine that it is appropriate to add a new director, either as a replacement or as a new position, the NCG Committee uses a flexible set of procedures in selecting individual director candidates. This flexibility allows the NCG Committee to adjust the process to best satisfy the objectives it is attempting to accomplish in any director search. The first step in the general process is to identify the type of candidate the NCG Committee may desire for a particular opening, including establishing the specific target skill areas, experiences and backgrounds that are to be the focus of a director search. The NCG Committee may consider candidates recommended by management, members of the NCG Committee, the Board, shareholders or a third party it may engage to conduct a search for possible candidates.
In order for a shareholder to have a candidate considered by the NCG Committee, a shareholder should submit the names of the recommended individuals, together with appropriate biographical information and background materials as set forth in our Articles, to the NCG Committee in care of our General Counsel and Secretary, Credo Semiconductor Inc., 110 Rio Robles, San Jose, California 95134. Shareholders who wish to nominate directors for inclusion in our proxy statement, or directly at an annual general meeting in accordance with the procedures in our Articles, should see “Future Shareholder Proposals and Nominations for the 2024 Annual General Meeting—Director Nominations” in this proxy statement for further information.
Once candidates are identified, the NCG Committee conducts an evaluation of qualified candidates. The evaluation generally includes interviews and background and reference checks. There is no difference in the evaluation process of a candidate recommended by a shareholder as compared to the evaluation process of a candidate identified by any of the other means described above. In identifying and evaluating potential nominees to serve as directors, the NCG Committee will examine each nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate.
If the NCG Committee determines that a candidate should be nominated as a candidate for election to the Board, the candidate’s nomination is then recommended to the Board, and the directors may in turn conduct their own review to the extent they deem appropriate. When the Board has agreed upon a candidate, such candidate is recommended to the shareholders for election at an annual general meeting of shareholders or appointed as a director by a vote of the Board as appropriate.
Each of the current Class II directors has been recommended by the NCG Committee to the Board for reelection as our Class II directors at the Annual Meeting, and the Board has approved such recommendations.
Shareholder Communications with Our Board
Our Board has established a process for shareholders to send communications to our directors. If you wish to communicate with our Board or individual directors, you may send your communication in writing to our Secretary at Credo Semiconductor Inc., 110 Rio Robles, San Jose, California 95134. Each communication should include (i) the name and address of the shareholder, as it appears on the Company’s register of members, and if the Company’s ordinary shares are held by a nominee, the name and address of the beneficial owner of the Company’s ordinary shares, and (ii) the number of ordinary shares of the Company that are owned of record by the record holder and beneficially by the beneficial owner. The Secretary, in consultation with appropriate directors as necessary, will compile all such communications and forward appropriate communications to the relevant director or directors or, if none is specified, to the Chair of the Board.
Code of Business Conduct and Ethics
Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Code of Business Conduct and Ethics is available in the Governance section of the Investor Relations section of our website at investors.credosemi.com. Information on or accessible through our website is not incorporated by reference in this proxy statement. We intend to disclose future amendments to our Code of Business Conduct and Ethics, or any waivers of such code, on our website or in public filings.
Role of Compensation Consultants and Absence of Conflict of Interest with Respect Thereto
The Compensation Committee is authorized to engage compensation consulting firms to provide advice and market data relating to executive and director compensation. Any such compensation consulting firms serve at the discretion of the committee by which they were engaged and provide analysis, advice and guidance with respect to the determination and recommendation of the amount and form of executive and director compensation. Compensia Inc. (“Compensia”) was engaged by the Compensation Committee to provide advice and market data in fiscal 2023.
The Compensation Committee charter provides that the Compensation Committee shall be directly responsible for the appointment, compensation and oversight of the work of any committee adviser retained by it, and the Company shall provide for appropriate funding, as determined by the Compensation Committee, for payment of reasonable compensation to such committee adviser. The Compensation Committee may select a committee adviser, and receive advice from a committee adviser, only after taking into consideration all factors relevant to that person’s independence from the Company’s management, specifically including the following:

•The provision of other services to the Company by the committee adviser’s employer;
•The amount of fees received from the Company by the committee adviser’s employer, as a percentage of the total revenue of the committee adviser’s employer;
•The policies and procedures of the committee adviser’s employer that are designed to prevent conflicts of interest;
•Any business or personal relationship of the committee adviser with a member of the Compensation Committee;
•Any share capital of the Company owned by the committee adviser; and
•Any business or personal relationship of the committee adviser or the committee adviser’s employer with an executive officer of the Company.
Under SEC rules, the Compensation Committee must determine whether any work completed by a compensation consultant raises any conflict of interest, after considering the six independence-related factors listed above. For fiscal 2023, the Compensation Committee reviewed these six factors as they apply to Compensia and identified no conflicts of interest.

PROPOSAL NO. 2
ADVISORY VOTE ON FREQUENCY OF FUTURE SHAREHOLDER ADVISORY VOTES ON COMPENSATION OF NAMED EXECUTIVE OFFICERS
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, our shareholders are entitled to select, on an advisory basis, their preference at least once every six years regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers. Accordingly, we are asking shareholders to approve, on an advisory basis, whether they would prefer that we hold an advisory vote on executive compensation every year, every two years or every three years. Alternatively, shareholders may abstain from voting.
Our Board has determined that holding an annual advisory vote on named executive officer compensation beginning in fiscal 2024 is most appropriate for the Company. We believe this will lead to more meaningful communication between us and our shareholders on the compensation of our named executive officers. While your vote is advisory and, therefore, will not be binding, our Board values input from our shareholders and will consider our shareholders’ vote.
Board Recommendation and Required Vote
Our Board unanimously recommends that you vote ONE YEAR, on an advisory basis, as to the frequency with which shareholders are provided an advisory vote on named executive officer compensation.
Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby, on an advisory basis, for ONE YEAR for the frequency of future shareholder advisory votes on the compensation of our named executive officers. Assuming the presence of a quorum, the required vote to approve the proposal is an ordinary resolution, which requires the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Because there are three substantive voting options in respect of this proposal, it is possible that none of the options receives the affirmative vote of the holders of a majority of the ordinary shares present and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome.

PROPOSAL NO. 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee may appoint Ernst & Young as our independent registered public accounting firm for the fiscal year ending April 27, 2024. At the Annual Meeting, shareholders will be asked to ratify the Audit Committee’s appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending April 27, 2024. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our shareholders’ best interests.
Board Recommendation and Required Vote
Our Board unanimously recommends that you vote FOR Proposal No. 3.
Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the appointment of Ernst & Young. Assuming the presence of a quorum, the required vote to approve the proposal is an ordinary resolution, which requires the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome. In the event that the shareholders do not ratify the selection of Ernst & Young at the Annual Meeting, the Audit Committee will reconsider its selection. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our shareholders’ best interests.

Information Concerning Independent Registered Public Accounting Firm
Ernst & Young has been our auditor and independent registered public accounting firm for our financial statements since June 30, 2018. Representatives of Ernst & Young are expected to be present at the Annual Meeting, and they will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to any appropriate questions from shareholders.
Accounting Fees for Fiscal 2023 and Fiscal 2022

The following table sets forth the fees billed or to be billed by Ernst & Young for professional services rendered with respect to the fiscal years ended April 29, 2023 and April 30, 2022. All of these services were approved by the Audit Committee.

Type of Fee	Fiscal 2023 ($)	Fiscal 2022 ($)
Audit Fees(1)	2,043,190	2,907,000
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	1,640	—
Total Fees	2,044,830	2,907,000

(1)Includes fees for audit services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K, review of financial statements included in our Quarterly Reports on Form 10-Q and services that were provided in connection with regulatory filings or engagements.
(2)Includes fees for access to online accounting and tax research software licenses.
Pre-Approval Policies and Procedures

The engagement of Ernst & Young for non-audit accounting and tax services performed for us is limited to those circumstances where these services are considered integral to the audit services that Ernst & Young provides or in which there is another compelling rationale for using its services.
Pursuant to the Sarbanes-Oxley Act of 2002, all audit and permitted non-audit services for which the Company engages Ernst & Young require pre-approval by the Audit Committee. In December 2021, the Audit Committee approved a policy that allows the Audit Committee to pre-approve non-audit services to be provided by Ernst & Young without further approval of the full committee, on a case-by-case basis. The pre-approval of services may be delegated to the Chair or another member of the Audit Committee, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD
The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended April 29, 2023. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the information by reference in such filing.
The Audit Committee has reviewed and discussed our audited financial statements with management. The Audit Committee has reviewed and discussed the audited financial statements with Ernst & Young LLP, including such items as are required to be discussed by the applicable standards of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received from the independent registered public accounting firm, Ernst & Young LLP, the written disclosures and the letter required by the Public Company Accounting Oversight Board, and the Audit Committee has discussed with Ernst & Young LLP the independence of the independent registered public accounting firm.
After review of the discussions and written correspondence described above, as well as such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to our Board that the audited financial statements for the last fiscal year be included in our Annual Report on Form 10-K for the fiscal year ended April 29, 2023. The Audit Committee may appoint Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 27, 2024, subject to our shareholders approving such appointment at the Annual Meeting.
The Audit Committee of the Board
David Zinsner, Chair
Manpreet Khaira
Lip-Bu Tan

EXECUTIVE OFFICERS OF THE COMPANY
The following table shows information about our executive officers as of the Record Date:

Name	Title
William (Bill) Brennan	President, Chief Executive Officer and Director
Daniel Fleming	Chief Financial Officer
Adam Thorngate-Gottlund	General Counsel and Secretary
Chi Fung Cheng	Chief Technology Officer and Director
Yat Tung Lam	Chief Operating Officer and Director
Biographical information for each of the above-named officers is set forth below.
William (Bill) Brennan. Age 59. Mr. Brennan’s biography is included with the biographies of other members of the Board above.
Daniel Fleming. Age 57. Mr. Fleming has served as our Chief Financial Officer since August 2015. Prior to joining Credo, Mr. Fleming served as Vice President of finance at Siva Power, Inc., a thin-film solar power company, where he was responsible for Siva Power’s finance, accounting and administration functions from January 2012 to July 2015. Prior to joining Siva Power, Mr. Fleming held various financial management positions at SunPower Corporation, a solar power company, Marvell, Prism Solutions, Inc. and Xilinx, Inc., a semiconductor manufacturing company. Mr. Fleming began his professional career as a circuit design engineer at AT&T. Mr. Fleming received a B.S. in Electrical Engineering from the Pennsylvania State University and an M.B.A in Finance from the Kelley School of Business at Indiana University.
Adam Thorngate-Gottlund. Age 42. Mr. Thorngate-Gottlund has served as our General Counsel since November 2016. Prior to joining Credo, Mr. Thorngate-Gottlund was an associate attorney at the Royse Law Firm PC from September 2014 to November 2016 and at Hudson Martin Ferrante Street Witten & June PC from October 2013 to September 2014. Mr. Thorngate-Gottlund received a B.A. in History and Drama from Vassar College, and a J.D. from the University of Minnesota Law School.
Chi Fung (Lawrence) Cheng. Age 54. Mr. Cheng’s biography is included with the other members of the Board above.
Yat Tung (Job) Lam. Age 57. Mr. Lam’s biography is included with the other members of the Board above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our shares as of July 31, 2023, except as noted otherwise, for:
•Each person or entity who is known by us to own beneficially more than 5% of our outstanding shares;
•Each of our directors and nominees for director;
•Each of our named executive officers in the Summary Compensation Table of this proxy statement; and
•All persons who were directors or executive officers as of July 31, 2023 as a group.
In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable pursuant to vesting or options that are exercisable within 60 days of July 31, 2023. Shares issuable pursuant to vesting or options are deemed outstanding for computing the percentage of the person holding such vested shares or options but are not outstanding for computing the percentage of any other person. The percentage ownership of our ordinary shares in the “Shares Beneficially Owned” column in the table below is based on 149,738,218 of our ordinary shares outstanding as of July 31, 2023.
Unless otherwise indicated, the address for each listed shareholder is: c/o Credo Technology Group Holding Ltd, 110 Rio Robles, San Jose, California 95134. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all of their ordinary shares.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent**
5% Shareholders:
Chi Fung (Lawrence) Cheng(1)	10,999,552	7.35%
Yat Tung (Job) Lam(2)	9,543,167	6.37%
Directors and Named Executive Officers:
William Brennan(3)	4,202,603	2.81%
Daniel Fleming(4)	679,609	*
Adam Thorngate-Gottlund(5)	357,106	*
Chi Fung (Lawrence) Cheng(1)	10,999,552	7.35%
Yat Tung (Job) Lam(2)	9,543,167	6.37%
Pantas Sutardja	5,877,369	3.93%
Lip-Bu Tan(6)	4,067,242	2.72%
David Zinsner(7)	115,000	*
Manpreet Khaira(8)	21,250	*
Sylvia Acevedo(9)	11,397	*
All directors and named executive officers as a group (10 persons)(10)	35,874,295	23.89%

*    Less than one percent.
**    The percentage of beneficial ownership for the following table is based on 149,738,218 shares issued and outstanding as of the date of this table.
(1)Consists of (i) 244,700 shares held directly by Mr. Cheng, (ii) 10,508,602 shares held by the Lawrence Chi Fung Cheng & Eve Yuhua Huang Trust UA 12/22/2003 (the "Cheng Huang Family Trust"), (iii) 240,000 shares held by Zhongzhen Jiang and (iv) 6,250 shares issuable pursuant to RSUs held directly by Mr. Cheng that will vest within 60 days of July 31, 2023. Mr. Cheng is a joint trustee with shared voting and investment power over the shares held by the Cheng Huang Family Trust and Zhongzhen Jiang is Mr. Cheng's mother-in-law. Mr. Cheng's spouse has voting and investment control over the shares held by Zhongzhen Jiang. Mr. Cheng disclaims beneficial ownership of these indirectly held shares except to the extent of any pecuniary interest therein.
(2)Consists of (i) 3,131,917 shares held directly by Mr. Lam, (ii) 3,420,000 shares held by Chung (BVI) Co Ltd, (iii) 2,920,000 shares held by Zhan (BVI) Co Ltd., (iv) 65,000 shares held by the Evelyn and Job April Foundation and (v) 6,250 shares issuable pursuant to RSUs held directly by Mr. Lam that are vested or will vest within 60 days of July 31, 2023. Mr. Lam, our Chief Operating Officer and a member of our board of directors, shares voting and investment power with his spouse over the shares held by Zhan (BVI) Co Ltd and Chung (BVI) Co Ltd. Mr. Lam and his spouse share voting and investment power over the Evelyn Job and April Foundation which is a tax-exempt 501(c)(3) charitable institution for which Mr. Lam and his spouse share voting and investment power over the securities owned by the foundation.
(3)Consists of (i) 79,557 shares held directly by Mr. Brennan, (ii) 4,107,421 shares held by The Brennan Family Trust, DTD 09/06/2002 (the “Brennan Family Trust") and (iii) 15,625 shares issuable pursuant to RSUs that will vest within 60 days of July 31, 2023. Mr. Brennan is a joint trustee with shared voting and investment power over the shares held by the Brennan Family Trust.
(4)Consists of (i) 529,977 outstanding shares, (ii) 6,250 shares issuable pursuant to RSUs that are vested or will vest within 60 days of July 31, 2023 and (iii) 143,382 shares issuable pursuant to options that are vested or will vest within 60 days of July 31, 2023.
(5)Consists of (i) 192,961 outstanding shares, (ii) 3,125 shares issuable pursuant to RSUs that will vest within 60 days of July 31, 2023 and (iii) 161,020 shares issuable pursuant to options that are vested or will vest within 60 days of July 31, 2023.
(6)Consists of (i) 9,375 shares held directly by Mr. Tan, (ii) 3,754,673 shares held by China Walden Venture Investments II, L.P. (ii) 133,736 shares held by A&E Investment LLC, (iv) 167,583 shares held by the Lip-Bu Tan & Ysa Loo Trust UA 02/03/1992 (the "Lip-Bu Tan & Ysa Loo Trust") and (v) 1,875 shares issuable pursuant to RSUs held directly by Mr. Tan that are vested or will vest within 60 days of July 31, 2023. Mr. Tan, a member of our board of directors, is the Managing Director of China Walden Venture Investment II G.P., Ltd, which is the General Partner of China Walden Venture Investments II, L.P.; is the Manager of A&E Investment LLC, an entity owned by Mr. Tan’s family trust for which Mr. Tan is a joint trustee; and is a joint trustee with shared voting and investment power over the shares held by the Lip-Bu Tan & Ysa Loo Trust. Mr. Tan disclaims beneficial ownership of these indirectly held shares except to the extent of any pecuniary interest therein.
(7)Consists of (i) 19,375 outstanding shares, (ii) 1,875 shares issuable pursuant to RSUs that are vested or will vest within 60 days of July 31, 2023 and (iii) 93,750 shares issuable pursuant to options that are vested or will vest within 60 days of July 31, 2023.
(8)Consists of (i) 19,375 outstanding shares and (ii) 1,875 shares issuable pursuant to RSUs that are vested or will vest within 60 days of July 31, 2023.
(9)Consists of (i) 9,522 outstanding shares and (ii) 1,875 shares issuable pursuant to RSUs that are vested or will vest within 60 days of July 31, 2023.
(10)Consists of (i) an aggregate of 35,431,143 outstanding shares, (ii) an aggregate of 45,000 shares issuable pursuant to RSUs that vested or will vest within 60 days of July 31, 2023 and (iii) an aggregate of 398,152 shares issuable pursuant to options that are vested or will vest within 60 days of July 31, 2023.

EXECUTIVE COMPENSATION,
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (this “CD&A”) reviews the compensation of our named executive officers for the fiscal year ended April 29, 2023. It also provides an overview and analysis of our compensation program and policies, material compensation decisions with respect to fiscal 2023 compensation and the relationship between our business performance and compensation practices.
Our named executive officers, or our NEOs, for fiscal 2023, which began on May 1, 2022 and ended on April 29, 2023, consist of:
•William (Bill) Brennan, President, Chief Executive Officer, and Director;
•Daniel Fleming, Chief Financial Officer;
•Yat Tung (Job) Lam, Chief Operating Officer;
•Chi Fung (Lawrence) Cheng, Chief Technology Officer; and
•Adam Thorngate-Gottlund, General Counsel and Secretary.
Fiscal 2023 Highlights
•Our annual revenue grew 73% year-over-year to $184.2 million.

•Our total product sales and product engineering services revenue grew 87% year-over-year to $152.3 million.
Our Compensation Objectives and Philosophy
Our executive compensation program, as overseen by our Compensation Committee, is designed to support and incentivize our executive team to ensure the Company’s achievement of its primary business goals and allow the Company to attract and retain executives whose talents, expertise, leadership and contributions are expected to build and sustain growth in long-term shareholder value. As a result, we maintain a strong pay-for-performance orientation in our compensation program. To achieve these objectives, the Compensation Committee reviews our compensation policies and overall program design to ensure that they are aligned with the interests of our shareholders and our business goals, and that the total compensation paid to our executives and directors is fair, reasonable and competitive for our size and stage of development.
The key objectives of our compensation program include the following:
•Attract, retain and motivate qualified and talented individuals with market competitive compensation. We have structured our compensation program to ensure we are able to attract and retain the talent necessary for us to achieve our business goals. Our Compensation Committee considers market data from Compensia in order to assess and generally target the 25th and 50th percentile of our peer group for salary, target bonus opportunity and long-term equity incentive compensation.
•Pay for performance. Our executive compensation program motivates our executive officers by closely linking the value of the compensation they receive to our overall business and financial goals over short and long-term periods.
•Align the interests of our executive officers and employees with those of our shareholders. Equity-based compensation constitutes a significant portion of our executive officers’ overall compensation. The Compensation Committee believes using equity for the long-term incentives creates strong alignment between the interests of executive officers and the interests of our shareholders because it gives executive officers and shareholders a common interest in stock price performance, as well as fosters a culture of ownership.
Compensation Program Governance
The Compensation Committee assesses the effectiveness of our executive compensation program and reviews risk mitigation and governance matters, which includes maintaining the following best practices:

What We Do	What We Don’t Do
Equity-based compensation as a significant portion of overall NEO compensation	No hedging or pledging of company securities
Utilize multi-year vesting for equity-based awards	No excessive perks
Engagement of an independent compensation consultant to provide information about pay levels and practices of our peers	No supplemental executive retirement plans that provide pension or other benefits to our NEOs
Regularly review and utilize peer data	No acceleration of equity awards on a “single trigger” basis on a change in control
Annual risk assessment of compensation programs	No excise tax gross-ups
Compensation Process
Role of the Compensation Committee and Management
The Compensation Committee oversees the development and administration of our executive compensation program, including the underlying philosophy and related policies. The Compensation Committee members are independent members of the Board, as determined under the relevant rules of NASDAQ and the SEC. The Compensation Committee reviews and approves the compensation of our Chief Executive Officer and all other executive officers.
The Compensation Committee obtains input from executive officers and senior management regarding the Company’s annual operating plan, expected financial results, and related risks. Annually, the Compensation Committee reviews the base salary, target cash incentive opportunities and equity awards for our executive officers to verify the alignment with our business strategy, determine whether any changes would be appropriate and approve their compensation packages and payouts.
Role of the Independent Compensation Consultant
The Compensation Committee is authorized to engage compensation consulting firms to provide advice and market data relating to executive and director compensation. Any such compensation consulting firms serve at the discretion of the committee by which they were engaged and provide analysis, advice and guidance with respect to the determination and recommendation of the amount and form of executive and director compensation. As previously discussed, Compensia was engaged to provide advice and market data in fiscal 2023. Consistent with the Company’s compensation philosophy, the Compensation Committee generally targets the 25th and 50th percentile of the peer group determined by Compensia for salary, target bonus opportunity and long-term equity incentive compensation.

Peer Group
In fiscal 2023, our Compensation Committee, with the assistance of Compensia and senior management, identified and reviewed a compensation peer group of 17 comparable industry-specific companies. The companies in this compensation peer group were selected on the basis of revenue and market cap, among other factors, to best reflect a group of companies most similar to us. The Compensation Committee reviewed and considered compensation levels of our executive officers against the levels for executive officers in applicable roles within the compensation peer group to ensure that our executive compensation program remained competitive in the market for continuing to recruit, retain, and incentivize our executive officers and to reward them appropriately for performance achieved. For fiscal 2023, the executive compensation peer group consisted of the following companies:

Fiscal 2023 Peer Group
ACM Research, Inc. (ACMR)	Onto Innovation Inc. (ONTO)
Ambarella, Inc. (AMBA)	PDF Solutions, Inc. (PDFS)
AXT, Inc. (AXTI)	Power Integrations, Inc. (POWI)
CEVA, Inc. (CEVA)	Rambus Inc. (RMBS)
CyberOptics Corporation (CYBE)	Semtech Corporation (SMTC)
Impinj, Inc. (PI)	SiTime Corporation (SITM)
indie Semiconductor, Inc. (INDI)	SkyWater Technology, Inc. (SKYT)
Lattice Semiconductor Corporation (LSCC)	Veeco Instruments Inc. (VECO)
MACOM Technology & Solutions Holdings, Inc. (MTSI)

Elements of Compensation
Base Salary
We set our executives' base salaries at competitive levels necessary to attract and retain top-performing executives and to compensate executives for their job responsibilities and level of experience. The base salaries are intended to provide a fixed component of compensation that is commensurate with each executive’s experience, role and responsibilities. Effective as of February 1, 2023, the Compensation Committee approved adjustments to the base salaries for our NEOs to better align with market practice for similar public companies as follows: William Brennan increased to $441,000, a 5.0% increase; Daniel Fleming increased to $367,500, a 5.0% increase; Yat Tung (Job) Lam increased to $315,000, a 5.0% increase; Chi Fung (Lawrence) Cheng increased to $367,500, a 5.0% increase; and Adam Thorngate-Gottlund increased to $301,000, a 7.5% increase. Mr. Cheng has voluntarily relinquished his base salary and instead receives $1 per year.
Annual Bonuses
Effective as of February 1, 2023, our Compensation Committee approved target bonus opportunities, which was based on competitive market data, for each of our NEOs set as a percentage of base salary, with actual bonuses payable based on the achievement of year-over-year revenue growth and non-GAAP net income percentage metrics. Non-GAAP net income is calculated from GAAP net income which excludes the effect of share-based compensation expenses, asset impairment and related charges (if applicable), and the related tax effect adjustment to the provision for income taxes. Target bonuses for NEOs are paid out at 100% when the sum of year-over-year revenue growth (or loss) and non-GAAP net income (or loss), measured as percentages are 45% or greater. For fiscal 2023, target bonuses were achieved as actual year-over-year revenue growth was at 73% and the non-GAAP net income growth was at 5%, a combined total of 78%.

Target bonuses for our NEOs were established as follows: William Brennan: 100% of base salary; Daniel Fleming: 65% of base salary; Yat Tung Lam: 50% of base salary; Chi Fung (Lawrence) Cheng: 50% of base salary; and Adam Thorngate-Gottlund: 50% of base salary. For the portion of fiscal 2023 after February 1, 2023, bonuses for our NEOs were paid out at 100% of target levels as performance was achieved at target and were prorated to reflect half of a performance year. Mr. Cheng has voluntarily relinquished his bonus for fiscal 2023.
Long-Term Equity Compensation
Our long-term equity compensation program is designed to align the interests of our NEOs with those of our shareholders by creating multi-year incentives for our NEOs to maximize shareholder value. The number of shares granted to each NEO is based on a specified award value that the Compensation Committee considers when reviewing competitive market data provided by Compensia. Using market data provided by Compensia that was based on our peer group, and targeting the 25th and 50th percentile of that group, on January 5, 2023, each of our NEOs received a grant of RSUs under our 2021 Plan (as defined below) with respect to the number of ordinary shares as set forth in the table below. The RSUs vest over a total of four years as follows: 25% of each of the RSUs vest one year from January 5, 2023, with the balance vesting in equal quarterly installments over the following three years. Our NEOs did not receive any other equity or equity-based awards in fiscal 2023.

Name	Number of RSUs
William (Bill) Brennan	250,000
Daniel Fleming	100,000
Yat Tung (Job) Lam	100,000
Chi Fung (Lawrence) Cheng	100,000
Adam Thorngate-Gottlund	50,000
Other Compensation Plans and Policies
Employment Agreements
We do not have any employment agreements with any of our NEOs.
Each of messrs. Brennan and Cheng has entered into a Confidential Information and Invention Assignment Agreement pursuant to which he agreed to be subject to restrictive covenants, including 24-month post-termination restrictions on solicitation of employees and consultants, and perpetual restrictions on using Company confidential information to attempt to negatively influence clients or customers from purchasing Company products or services or to solicit clients, customers or other persons to purchase of products and/or services from a competitor of the Company. Each of messrs. Fleming, Lam and Thorngate-Gottlund has entered into a Proprietary Information and Inventions Agreement pursuant to which the NEO agreed to be subject to restrictive covenants, including 12-month post-termination restrictions on solicitation of employees, customers, vendors, suppliers and distributors.
Retirement Benefits
We maintain a tax-qualified defined contribution 401(k) plan for our employees (including our NEOs), who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees.
All of our full-time employees are eligible to participate in customary health and welfare plans. Our NEOs are eligible to participate in these plans on the same terms as other full-time employees.

Clawback Policy

In light of the SEC’s release of its final clawback rule in October 2022 and Nasdaq’s proposed listing standards approved by the SEC in June 2023 implementing the rule, the Company is in the process of assessing and adopting a compliant clawback policy.
Anti-Hedging/Pledging Policy
Our Board has adopted an Insider Trading Policy that applies to our employees, officers and directors. The policy prohibits our employees, officers and directors from engaging in any hedging transactions (including transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds or other derivatives) that are designed to hedge or speculate on any change in the market value of the Company's equity securities, or pledging Company securities in any circumstance, including by purchasing Company securities on margin on holding Company securities in a margin account.
Tax and Accounting Considerations
When reviewing compensation matters, the Company may consider the anticipated tax and accounting consequences to us (and, when relevant, to our executive officers) of the various payments under our compensation programs, although tax consequences are only one of many factors in determining compensation program design and levels and may or may not be taken into account by the Compensation Committee. In some cases, other important considerations may outweigh tax or accounting considerations and the Compensation Committee maintains the flexibility to compensate our officers in accordance with the Company's compensation philosophy. Section 162(m) of the Code generally disallows a tax deduction for any publicly held corporation for individual compensation of more than $1 million in any taxable year to certain executive officers. The Compensation Committee, after considering the potential impact of the application of Section 162(m) of the Code, may provide compensation to executive officers that may not be tax deductible if it believes that providing that compensation is in the best interests of the Company and its stockholders.
Risk Assessment
Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, as well as our compensation plans that generally apply to all employees. In connection with such oversight, the Compensation Committee worked with Compensia, the Compensation Committee’s compensation consultant, to perform a risk assessment of our executive and equity compensation programs and governance practices. The purpose of this review was to determine whether such programs might encourage excessive or inappropriate risk-taking that could result in a material adverse effect on the Company. During fiscal 2023, Compensia, with the assistance of our management, reviewed these programs, taking into consideration many factors, including but not limited to:

•Compensation philosophy;
•Pay mix;
•Performance measures;
•Goal setting and funding mechanisms;
•Payment and timing;

•Incentives structure and policies;
•Ownership and trading guidelines;
•Leadership and succession; and
•Program governance.
The annual risk assessment concluded that the Company’s compensation programs do not contain incentives to take risks that could have a material adverse effect on the Company.
Report of the Compensation Committee of the Board
The Compensation Committee of the Board of Directors has reviewed and discussed with Company management the Compensation Discussion and Analysis section of this Annual Proxy Statement. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Annual Proxy Statement.
Respectfully submitted by the members of the Compensation and Talent Committee of the Board of Directors:
Lip-Bu Tan, Chair
Manpreet Khaira.
EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table shows the compensation paid to or earned by our named executive officers for the fiscal years noted.

Name and Principal Position(1)	Fiscal Year	Salary ($)	Bonus ($)(2)	Share Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation(5)	Total ($)
William (Bill) Brennan	2023	427,000	—	3,022,500	—	430,500	3,880,000
President, Chief Executive Officer and Director	2022	315,615	105,000	2,500,000	—	105,000	3,025,615
	2021	274,006	14,061	—	—	—	288,067
Daniel Fleming	2023	355,833	—	1,209,000	—	233,188	1,798,021
Chief Financial Officer	2022	260,990	80,007	1,000,000	—	56,875	1,397,872
	2021	221,320	10,816	—	182,224	—	414,360
Yat Tung (Job) Lam	2023	305,000	—	1,209,000	—	153,750	1,667,750
Chief Operating Officer	2022	187,500	37,500	1,000,000	—	37,500	1,262,500
Chi Fung (Lawrence) Cheng	2023	355,833	—	1,209,000	—	179,375	1,744,208
Chief Technology Officer	2022	116,668	60,802	1,000,000		43,750	1,221,219
Adam Thorngate-Gottlund	2023	287,000	—	604,500	—	145,250	1,036,750
General Counsel and Secretary	2022	220,000	45,000	500,000	—	35,000	800,000
	2021	194,853	10,000	—	145,779	—	350,632
______________
(1)Compensation information for fiscal 2022 and 2023 with respect to certain named executive officers is not shown because they were not named executive officers for those years.
(2)The amounts reported reflect discretionary bonuses paid to the NEOs for fiscal 2022, as described under “—Narrative to Summary Compensation Table—Annual Base Salary and Incentive Compensation” below.

(3)The amounts reported in this column represent the aggregate grant date fair value of the restricted share unit (“RSU”) awards granted during fiscal 2023, as calculated in accordance with FASB Accounting Standards Codification Topic 718 (“Topic 718”). The assumptions used in calculating the grant date fair value of the RSU awards in this column are described in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2023.
(4)The amount reported in this column represents the aggregate grant date fair value of share option awards granted to our NEO during fiscal 2021, as calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used in calculating the grant date fair value of the option awards are described in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2022.
(5)The amounts reported reflect performance target payout based upon 100% achievement of year-over-year revenue growth and non-GAAP net income performance metrics, as described under “—Narrative to Summary Compensation Table—Annual Base Salary and Incentive Compensation” below.
Grants of Plan-Based Awards
The following table shows information regarding the grants of plan-based awards to our NEOs during the fiscal year ended April 29, 2023.

Name		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards
	Grant Date	Threshold ($)	Target ($) (1)	Maximum ($)	Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards (2)
William (Bill) Brennan	1/5/2023	—	430,500	—	250,000	$3,022,500
Daniel Fleming	1/5/2023	—	233,188	—	100,000	$1,209,000
Yat Tung (Job) Lam	1/5/2023	—	153,750	—	100,000	$1,209,000
Chi Fung (Lawrence) Cheng	1/5/2023	—	179,375	—	100,000	$1,209,000
Adam Thorngate-Gottlund	1/5/2023	—	145,250	—	50,000	$604,500

(1) These amounts represent the target cash payouts under our fiscal 2023 annual bonus program. There are no threshold or maximum attainment levels. Actual amounts paid under the fiscal 2023 annual bonus program are included in the column entitled “Non-Equity Incentive Plan Compensation” of the Summary Compensation Table above. See “—Elements of Compensation—Annual Bonuses” above for a further description of the fiscal 2023 annual bonus program.
(2) Grant date fair value is calculated in accordance with FASB ASC Topic 718.

Narrative to Summary Compensation Table and the Grant of Plan-Based Awards Table
See “Compensation Discussion and Analysis” for further information relating to each NEO regarding the terms of awards reported in the Summary Compensation Table and the Grants of Plan-Based Awards Table, the components of executive compensation and other material factors regarding our executive compensation program..
Outstanding Equity Awards at Fiscal Year End
The following table sets forth information concerning unexercised options, shares that have not vested and equity incentive plan awards for our named executive officers as of April 29, 2023.

	Option Awards(1)					Share Awards
Name	Grant Date	Numbers of Securities Underlying Unexercised Options Exercisable (#)	Numbers of Securities Underlying Unexercised Options Unexercisable (#)(2)	Option Exercise Price	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)(3)
William Brennan	1/5/2023(4)	—	—	—	—	250,000	2,027,500
	1/26/2022(5)	—	—	—	—	156,250	1,267,188
Daniel Fleming	1/5/2023(4)	—	—	—	—	100,000	811,000
	1/26/2022(5)	—	—	—	—	62,500	506,875
	11/16/2020	35,417	21,665	$2.33	11/16/2030	—	—
	5/10/2016	115,000	—	$0.28	5/10/2026	—	—
Yat Tung (Job) Lam	1/5/2023(4)	—	—	—	—	100,000	811,000
	1/26/2022(5)	—	—	—	—	62,500	506,875
Chi Fung (Lawrence) Cheng	1/5/2023(4)	—	—	—	—	100,000	811,000
	1/26/2022(5)	—	—	—	—	62,500	506,875
Adam Thorngate-Gottlund	1/5/2023(4)	—	—	—	—	50,000	405,500
	1/26/2022(5)	—	—	—	—	31,250	253,438
	11/16/2020	51,666	28,334	$2.33	11/16/2030	—	—
	5/10/2016	101,020	—	$0.28	5/10/2026	—	—
______________
(1)Reflects the grant of incentive share options under the Credo Technology Group Holding Ltd 2015 Stock Plan, as amended (2015 Stock Plan), to purchase our ordinary shares.
(2)Because all options are exercisable immediately subject to a repurchase right in favor of the Company which lapses as the options vest, this column reflects the number of options held by our NEOs that were unvested as of April 29, 2023. 25% of the options vested on September 1, 2021, and the remaining 75% vested in 36 successive equal monthly installments thereafter, in each case, subject to the NEO's continuous service through the applicable vesting date.
(3)The market value calculations reported in this column are computed by multiplying $8.11, the closing price per ordinary share on April 29, 2023, by the number of shares underlying the award.
(4)Reflects a grant of RSUs, 25% of which will vest one year from January 5, 2023, with the balance vesting in equal quarterly installments over the following three years, subject to the NEO’s continued employment through each vesting date.
(5)Reflects a grant of RSUs, 25% of which will vest one year from September 1, 2022, with the balance vesting in equal quarterly installments over the following three years, subject to the NEO’s continued employment through each vesting date.

Potential Payouts upon Termination or Change in Control

None of our NEOs are party to employment agreements with the Company. As such, none of our NEOs are entitled to potential payments upon termination or change in control such as cash severance or equity acceleration.

Option Exercises and Stock Vested

The following table shows the information regarding the value of options that were exercised and stock awards that vested during the fiscal year ended April 29, 2023:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#) (1)	Value Realized on Exercise ($) (2)	Number of Shares Acquired on Vesting (#) (3)	Value Realized on Vesting ($) (2)
William (Bill) Brennan	—	—	93,750	934,688
Daniel Fleming	117,918	1,427,254	37,500	481,250
Yat Tung (Job) Lam	—	—	37,500	481,250
Chi Fung (Lawrence) Cheng	—	—	37,500	481,250
Adam Thorngate-Gottlund	9,830	95,148	18,750	240,625
(1)    This column includes the gross number of any options that were exercised during fiscal 2023, and includes any amounts that were withheld for applicable taxes.

(2)    The value represents the gross number of any options, shares or units that vested, multiplied by the closing price of our ordinary shares on the applicable vesting or exercise date (less the exercise price, as applicable), and includes any amounts that were withheld for applicable taxes.
(3)    This column includes the gross number of any RSUs that vested during fiscal 2023, and includes any amounts that were withheld for applicable taxes.

Pay versus Performance

The following table sets forth the compensation for our Principal Executive Officer (“PEO”) and the average compensation for our other named executive officers, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of fiscal 2023 and 2022. The table also provides information on our cumulative total shareholder return (“TSR”), the cumulative TSR of our peer group, Net Income (Loss) and Revenue over such years in accordance with the SEC rules.

Pay Versus Performance

					Value of Initial Fixed $100 Investment Based On:

Year (a)	Summary Compensation Table Total for PEO(1) ($) (b)	Compensation Actually Paid to PEO(2) ($) (c)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(1) ($) (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2) ($) (e)	Total Shareholder Return(3) ($) (f)	Peer Group Total Shareholder Return(3) ($) (g)	Net Income (Loss) (in Thousands)(4) ($) (h)	Total Revenue (in Thousands)(4) ($) (i)

2023	$3,880,000	$2,326,874	$1,561,682	$1,112,042	$69.61	$92.32	$(16,547)	$184,194

2022	$3,025,615	$3,285,615	$1,330,186	$3,093,550	$94.76	$90.00	$(22,176)	$106,477

(1)Compensation for our PEO, William (Bill) Brennan, reflects the amounts reported in the “Summary Compensation Table” for the respective years. Average compensation for non-PEOs includes the following named executive officers: (i) in fiscal 2023, Daniel Fleming, Yat Tung (Job) Lam, Chi Fung (Lawrence) Cheng, and Adam Thorngate-Gottlund and (ii) in fiscal 2022, Daniel Fleming and Yat Tung (Job) Lam.

(2)Compensation “actually paid” for the PEO and average compensation “actually paid” for our non-PEOs in fiscal 2023 and fiscal 202 reflects the respective amounts set forth in columns (b) and (d), adjusted as follows in the table below, as determined in accordance with SEC rules. These dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO and our other NEOs during the applicable year. For information regarding the decisions made by our Compensation Committee in regards to the PEO’s and our other NEOs’ compensation for fiscal year 2023, see Executive Compensation, CD&A section.

	PEO 2023	PEO 2022	Non-PEOs 2023	Non-PEOs 2022
Summary Compensation Table Total	$3,880,000	$3,025,615	$1,561,682	$1,330,186
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	$(3,022,500)	$(2,500,000)	$(1,057,875)	$(1,000,000)
Plus Year-end Fair Value for Awards Granted in the Covered Year	$2,027,500	$2,760,000	$709,625	$1,104,000
Change in Fair Value of Outstanding Unvested Awards from Prior Years	$(457,813)	$—	$(160,234)	$1,519,558
Change in Fair Value of Awards from Prior Years that Vested in the Covered Year	$(100,313)	$—	$58,844	$139,806
Compensation Actually Paid	$2,326,874	$3,285,615	$1,112,042	$3,093,550

Fair values set forth in the table above are computed in accordance with ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest in the covered year, which are valued as of the applicable vesting date.
The aggregate change in actuarial present value of accumulated benefit under pension plans reflects the amount reported for the applicable year in the Summary Compensation Table. Service costs is calculated as the actuarial present value of benefits under all pension plans attributable to services rendered during the applicable fiscal year. Prior service costs is calculated as the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered fiscal year that are attributable by the benefit formula to services rendered in periods prior to the applicable amendment.

(3)TSR is cumulative for the measurement periods beginning on January 27, 2022 and ending on April 29, 2023 and April 30, 2022, respectively, calculated in accordance with Item 201(e) of Regulation S-K. The peer group for purposes of this table is the PHLX Semiconductor Index, same as our Peer Group as set forth in the performance graph included in our annual report.

(4)Reflect “Net Income (Loss)” and "Total Revenue" in the Company’s Consolidated Statements of Operation included in the Company’s Annual Reports on Form 10-K for each of the fiscal years ended April 29, 2023 and April 30, 2022.

Relationship between PEO and Non-PEO NEOs Compensation Actually Paid and Total Shareholder Return ("TSR")

The following chart sets forth the relationship between compensation actually paid or (CAP) to our PEO, the average CAP to our Non-PEO NEOs, and the Company's cumulative TSR as well as the PHLX Semiconductor Sector Index cumulative TSR for the fiscal years indicated.

Relationship between PEO and Non-PEO NEOs Compensation Actually Paid and Net Income (Loss)

The following chart sets forth the relationship between compensation actually paid or (CAP) to our PEO, the average CAP to our Non-PEO NEOs, and the Company's net income (loss) for the fiscal years indicated.

Relationship between PEO and Non-PEO NEOs Compensation Actually Paid and Revenue

The following chart sets forth the relationship between compensation actually paid or (CAP) to our PEO, the average CAP to our Non-PEO NEOs, and the Company's revenue for the fiscal years indicated.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of April 29, 2023:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders
2021 Long-Term Incentive Plan	7,798,349	$11.66	18,864,769
2021 Employee Stock Purchase Plan	—	$—	3,553,848
2015 Stock Plan	8,869,655	$2.02	—
Amazon Warrant	80,000	$10.74	4,000,000
Total	16,748,004	$2.02	26,418,617
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(1)Includes ordinary shares issuable under the applicable plan upon the exercise of outstanding share options and/or the settlement of outstanding RSUs, as applicable.
(2)Represents the weighted-average exercise price of outstanding share options and does not take into account outstanding RSUs.
DIRECTOR COMPENSATION
The following table reflects certain information with respect to the compensation of all non-employee directors of the Company for the fiscal year ended April 29, 2023. Other than as set forth in the table and described more fully below, we did not pay any compensation to, make any equity awards or non-equity awards to, or pay any other compensation to any of the other non-employee members of our Board in fiscal 2023. Mr. Brennan is a member of our Board who also serves as Chief Executive Officer, Mr. Lam is a member of our Board who also serves as Chief Operating Officer, Mr. Cheng is a member of our Board who also serves as Chief Technology Officer and none of these executives receives any additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total Compensation ($)
Pantas Sutardja	45,000	—	45,000
Lip-Bu Tan	60,000	—	60,000
David Zinsner	60,000	—	60,000
Manpreet Khaira	55,000	—	55,000
Sylvia Acevedo	50,000	—	50,000

(1)    The amounts reported in this column represent the aggregate dollar amount of all fees earned or paid in cash to each non-employee director in fiscal 2023 for their service as a director, including any annual retainer fees, committee and/or chair fees.
(2)    The amounts reported in this column represent the aggregate grant date fair value of RSUs granted to the directors during fiscal 2023, as calculated in accordance with Topic 718. RSU grants intended to be for fiscal 2023 were made in early fiscal 2024 and will be disclosed in next year's non-employee director compensation table.
Our independent directors receive an annual retainer fee of $40,000 for their board service, which will be paid quarterly. Independent directors who serve as the chairpersons and members of the committees will receive additional annual fees as set forth in the table below.

Committee	Chairperson	Member
Audit	$ 20,000	$ 10,000
Compensation	$ 10,000	$ 5,000
Nominating and Corporate Governance	$ 10,000	$ 5,000

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year or currently proposed, to which we were a party or will be a party, in which:

•the amounts involved exceeded or will exceed $120,000; and

•any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of any class of our voting securities, or any immediate family member of, or person sharing the household with, any of the forgoing, had or will have a direct or indirect material interest.
Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting this criteria to which we have been or will be a party other than compensation arrangements, which are described where required under “Executive Compensation.”
Registration Rights
Pursuant to our amended and restated members agreement, certain holders of our voting securities have the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing.
Director and Officer Indemnification
We have also entered into indemnification agreements with our directors and executive officers under which we have agreed to indemnify each such person and hold them harmless against expenses, judgments, fines and amounts payable under settlement agreements in connection with any threatened, pending or completed action, suit or proceeding to which they have been made a party or in which they became involved by reason of the fact that they are or were our director or officer. Except with respect to expenses to be reimbursed by us in the event that the indemnified person has been successful on the merits or otherwise in defense of the action, suit or proceeding, our obligations under the indemnification agreements are subject to certain customary restrictions and exceptions. The indemnification agreements are governed under Cayman Islands law or New York law.
Equity Grants to Executive Officers and Directors
We have granted options and RSUs to our named executive officers and non-employee directors as more fully described in “Executive Compensation.”
Policies and Procedures for Related Person Transactions
In December 2021, we adopted a written Related Person Transaction Policy, which provides that our executive officers, directors, nominees for election as directors, persons known to us to be beneficial owners of more than 5% of our voting securities and any member of the immediate family of any of the foregoing persons (each a “Related Person”), are not permitted to enter into a related person transaction with us without the consent or ratification of the independent members of our Board or a designated committee thereof consisting solely of independent members (the “Committee”), subject to the exceptions described below. A “Related Person Transaction” means any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships (including indebtedness and guarantees of indebtedness and transactions involving employment and similar relationships) involving the Company in which a Related Person has or will have a direct or indirect material interest, as determined by the Committee.
Subject to certain exceptions, our Secretary and legal department present any new Related Person Transactions, and proposed transactions involving Related Persons, to the Committee at its next occurring regular meeting. In approving or rejecting any such proposal, the Committee is to consider the relevant facts and circumstances, including the commercial reasonableness of the transaction's terms, the benefit and perceived benefit, or lack thereof, to the Company, the opportunity costs of alternative transactions, the materiality and character of the Related Person's interest and the Related Person's actual or apparent conflict of interest. Certain transactions do not require approval, including certain compensation arrangements of executive officers and directors, transactions involving the purchase or sale of products or services in the ordinary course of business not exceeding $120,000, transactions in which the Related Person's interest derives solely from his or her service as a director of another corporation that is party to the transaction, transactions in which the Related Person's interest derives solely from his or her ownership of less than 10% of the equity interest in another person which is a party to the transaction, and transactions where a Related Person's interest arises solely from the ownership of our equity securities and all holders of that class of our equity securities received the same benefit on a pro rata basis.
All related party transactions that were entered into since the adoption of this policy were reviewed and approved pursuant to this policy. Certain other related party transactions described in this section occurred prior to adoption of this policy and prior to our initial public offering, and as such, these transactions were not subject to the approval and review procedures set forth in the policy; however, these transactions were reviewed and approved by independent members of our Board.

ADDITIONAL INFORMATION
Future Shareholder Proposals and Nominations for the 2024 Annual General Meeting

Proposals for Inclusion in Proxy Statement Pursuant to Rule 14a-8
We expect to hold our 2024 Annual General Meeting (the “2024 Annual Meeting”) on or about October 17, 2024. Under Rule 14a-8 of the Exchange Act, for a shareholder proposal to be considered for inclusion in the proxy statement for the 2024 Annual Meeting, we must have received the written proposal by such shareholder at the mailing address of our business offices set forth below by no later than the close of business (6:00 p.m. Pacific Time) on April 23, 2024. Such proposals must comply with the other provisions of Rule 14a-8 and additional applicable SEC rules regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Proposals Submitted Outside the Process of Rule 14a-8
A shareholder proposal not included in our proxy statement for the 2024 Annual Meeting will be ineligible for presentation at the 2024 Annual Meeting unless the shareholder gives timely notice of the proposal accompanied by certain information in accordance with our Articles as detailed below.

Non-Nomination Proposals
For matters other than the nomination for election of directors, timely notice must be delivered to, or mailed and received at, the principal executive officers of the Company not less than 90 nor more than 120 days prior to the one-year anniversary of the date of our 2023 Annual General Meeting, which anniversary date is October 17, 2024. To comply with our Articles, a shareholder must therefore provide appropriate notice to us no earlier than June 19, 2024 and no later than close of business (6:00 pm Pacific Time) on July 19, 2024. If, however, the 2024 Annual Meeting occurs more than 30 days earlier or later than the one-year anniversary of the 2023 Annual General Meeting, then our directors shall determine a date a reasonable period prior to the 2024 Annual Meeting by which a shareholder's notice must be delivered. This date will be publicized in a filing pursuant to the Exchange Act or via press release and shall occur at least 10 days prior to the date set by the Board.
The notice must contain (i) a brief description of the business desired to be brought before the 2024 Annual Meeting and the reasons for conducting such business at the 2024 Annual Meeting, (ii) the name and address of the shareholder, (iii) the class or series and number of shares of record the shareholder holds, (iv) whether and the extent to which hedging has been entered into by or on behalf of such shareholder and a description of any other agreement that affects the voting power of such shareholder, (v) any material interest the shareholder may have in the business proposed and (vi) whether such shareholder will deliver a proxy to at least the percentage of the Company's voting shares required to carry the proposal.
Director Nominations
For nominations for election of directors, timely notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 90 nor more than 120 days prior to the 2024 Annual Meeting; provided, however, that if less than 130 days’ notice or prior public disclosure of the date of the 2024 Annual Meeting is given to shareholders, notice by the shareholder must be so received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the 2024 Annual Meeting was mailed or such public disclosure was made.

The notice must contain: (i) for each shareholder (a) the information required for non-nomination proposals and (b) any other information required to be disclosed pursuant to the Nasdaq and SEC; and (ii) for each nominee (a) the information required for non-nomination proposals, (b) their business and residential address, (c) their principal occupation, (d) all information relating to the nominee that is required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Exchange Act, (e) a description of all direct and indirect compensation and any other material relationships between or among the shareholder and the nominee, and (f) a written consent of the proposed nominee(s) to being named as nominee and to serve as director if nominated.
In addition to the notice and information requirements contained in our Articles, to comply with the universal proxy rules, shareholders who, in connection with the 2024 Annual Meeting, intend to solicit proxies in support of director nominees other than our nominees, must provide notice that sets forth the information required by Rule 14a-19 no later than August 18, 2024.
We will not entertain any proposals or nominations at the 2024 Annual Meeting that do not meet the requirements set forth in Rule 14a-8 or our Articles, as applicable. We encourage shareholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination. All shareholder proposals or nominations pursuant to this section may be sent to our principal executive offices at: Credo Semiconductor Inc., 110 Rio Robles, San Jose, California 95134.
Householding — Shareholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our Notice or other proxy materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees and also helps protect the environment.
We expect that a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single Notice and, if applicable, a single set of other proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.
Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, other proxy materials to any shareholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice and, if applicable, other proxy materials, you may write or email our Investor Relations department at 110 Rio Robles, San Jose, California, 95134, email: ir@credosemi.com, or call our Transfer Agent at 1-866-641-4276.
Any shareholders who share the same address and currently receive multiple copies of our Notice or other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about house-holding.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the

Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended April 29, 2023, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except for three Form 4s for Lip-Bu Tan for transactions made on October 6, 2022, October 5, 2022 and December 5, 2022, respectively, and filed on October 11, 2022 (subsequently amended on October 17, 2022), October 17, 2022 and January 6, 2023, respectively, in each case due to administrative errors; one Form 4 for Yat Tung (Job) Lam filed on August 16, 2022 for transactions made on June 30, 2022 and August 8, 2022; two Form 4s for Yat Tung (Job) Lam for reporting shares sold to cover for tax withholding obligations on vested restricted stock units and for grants of time-vesting restricted stock units, which were filed on June 5, 2023 and May 31, 2023, respectively; two Form 4s for Chi Fung (Lawrence) Cheng for reporting shares sold to cover for tax withholding obligations on vested restricted stock units and for grants of time-vesting restricted stock units, which were filed on June 5, 2023 and May 24, 2023, respectively; one Form 4 for Adam Thorngate-Gottlund for reporting shares sold to cover for tax withholding obligations on vested restricted stock units and for grants of time-vesting restricted stock units, which was filed on June 5, 2023; one Form 4 for each of William Brennan and Daniel Fleming for reporting grants of time-vesting restricted stock units which were due on January 9, 2023 and filed June 5, 2023 and June 6, 2023, respectively; one Form 4 for Chi Fung (Lawrence) Cheng for transactions made on December 22, 2022, which was filed on December 27, 2022; one Form 4 for Chi Fung (Lawrence) Cheng for transactions made on June 14, 2023 and June 15, 2023, which was filed June 20, 2023; one Form 4 for Lip-Bu Tan for transactions made on June 23, 2023, June 26, 2023 and June 27, 2023, which was filed on June 30, 2023; and one Form 4 for Lip-Bu Tan for transactions made on June 5, 2023 and June 6, 2023, which was filed on July 6, 2023.
ANNUAL REPORT ON FORM 10-K
YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 29, 2023, BY SENDING A WRITTEN REQUEST TO THE FOLLOWING ADDRESS: CREDO SEMICONDUCTOR INC., 110 RIO ROBLES, SAN JOSE, CALIFORNIA, 95134, ATTN: INVESTOR RELATIONS DEPARTMENT. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE AT WWW.CREDOSEMI.COM.
BY ORDER OF THE BOARD OF DIRECTORS,

WILLIAM J. BRENNAN
President, Chief Executive Officer
and Director
August 21, 2023

CREDO we connect.

VOTE

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2023 Annual General Meeting Proxy Card

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A Proposals — The Board of Directors recommends a vote FOR all nominees listed and 1 YEAR on Proposal 2 and FOR Proposal 3.

1. Election of Class II Directors to serve until the 2026 Annual General Meeting:

	For	Withhold
01 - Pantas Sutardja	☐	☐
02 - David Zinsner	☐	☐
03 - Sylvia Acevedo	☐	☐

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	1 Year	2 Years	3 Years	Abstain
2. To conduct an advisory (non-binding) vote on the frequency of holding an advisory shareholder vote on executive compensation.	☐	☐	☐	☐

	For	Against	Abstain
3. Ratification of selection of Ernst & Young LLP as the independent registered public accounting firm for Credo Technology Group Holding Ltd for the fiscal year ending April 30, 2024.	☐	☐	☐

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Proxy — Credo Technology Group Holding Ltd

Notice of 2023 Annual General Meeting

Proxy Solicited by Board of Directors for Annual General Meeting — October 17, 2023

Daniel Fleming and Adam Thorngate-Gottlund, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Credo Technology Group Holding Ltd to be held on October 17, 2023 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the proxies will have authority to vote FOR the election of the Class II directors and 1 YEAR on item 2 and FOR item 3.

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